Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information, each dated February 28, 2024, and each included in this Post-Effective Amendment No. 406 to the Registration Statement (Form N-1A, File No. 333-150525) of Direxion Funds (the “Registration Statement”).

We also consent to the incorporation by reference of our report dated December 21, 2023, with respect to the financial statements and financial highlights of the funds listed in Appendix A constituting Direxion Shares ETF Trust included in the Annual Report to Shareholders (Form N-CSR) for the year ended October 31, 2023, into this Post-Effective Amendment No. 406 to the Registration Statement (Form N-1A, File No. 333-150525), filed with the Securities and Exchange Commission.

Minneapolis, MN

February 27, 2024

Appendix A – Funds within the Direxion Shares ETF Trust

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion Daily 20+ Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Direxion Daily AAPL Bear 1X Shares

Direxion Daily AAPL Bull 1.5X Shares

Direxion Daily Aerospace & Defense Bull 3X Shares

Direxion Daily AMZN Bear 1X Shares

Direxion Daily AMZN Bull 1.5X Shares

Direxion Daily Cloud Computing Bull 2X Shares

Direxion Daily Consumer Discretionary Bull 3X Shares

Direxion Daily CSI 300 China A Share Bull 2X Shares

Direxion Daily CSI China Internet Index Bull 2X Shares

Direxion Daily Dow Jones Internet Bear 3X Shares

Direxion Daily Dow Jones Internet Bull 3X Shares

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Direxion Daily Energy Bear 2X Shares

Direxion Daily Energy Bull 2X Shares

Direxion Daily Financial Bear 3X Shares

Direxion Daily Financial Bull 3X Shares

Direxion Daily FTSE China Bear 3X Shares

Direxion Daily FTSE China Bull 3X Shares

Direxion Daily FTSE Europe Bull 3X Shares

Direxion Daily Global Clean Energy Bull 2X Shares

Direxion Daily Gold Miners Index Bear 2X Shares

Direxion Daily Gold Miners Index Bull 2X Shares

Direxion Daily GOOGL Bear 1X Shares

Direxion Daily GOOGL Bull 1.5X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Direxion Daily Industrials Bull 3X Shares

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Direxion Daily Mid Cap Bull 3X Shares

Direxion Daily MSCI Brazil Bull 2X Shares

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Direxion Daily MSCI India Bull 2X Shares

Direxion Daily MSCI Mexico Bull 3X Shares

Direxion Daily MSCI South Korea Bull 3X Shares

Direxion Daily MSFT Bear 1X Shares

Direxion Daily MSFT Bull 1.5X Shares

Direxion Daily NVDA Bear 1X Shares

Direxion Daily NVDA Bull 1.5X Shares

Direxion Daily NYSE FANG+ Bull 2X Shares (formerly Direxion Daily Select Large Caps & FANGs Bull 2X Shares)

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Direxion Daily Real Estate Bear 3X Shares

Direxion Daily Real Estate Bull 3X Shares

Direxion Daily Regional Banks Bull 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily S&P 500® Bear 3X Shares

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily S&P 500® Bull 3X Shares

Direxion Daily S&P 500® High Beta Bear 3X Shares

Direxion Daily S&P 500® High Beta Bull 3X Shares

Direxion Daily S&P Biotech Bear 3X Shares

Direxion Daily S&P Biotech Bull 3X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Semiconductor Bull 3X Shares

Direxion Daily Small Cap Bear 3X Shares

Direxion Daily Small Cap Bull 3X Shares

Direxion Daily Technology Bear 3X Shares

Direxion Daily Technology Bull 3X Shares

Direxion Daily Transportation Bull 3X Shares

Direxion Daily Travel & Vacation Bull 2X Shares

Direxion Daily TSLA Bear 1X Shares

Direxion Daily TSLA Bull 1.5X Shares

Direxion Daily Utilities Bull 3X Shares

Direxion HCM Tactical Enhanced US ETF

Direxion Hydrogen ETF

Direxion Moonshot Innovators ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Work From Home ETF